SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Subsequent Events
SUBSEQUENT EVENTS

NOTE 23: SUBSEQUENT EVENTS

PEPE VI

In February 2023, the Company started constructing Pampa Energía VI Wind Farm in Bahía Blanca, Province of Buenos Aires. The project will enable the installation of a 300 MW power capacity, in 3 stages, with an estimated US$ 500 million investment.

Stage 1 comprises the mounting and installation of 21 Vestas wind turbines, with their internal medium-voltage cable network, roads, a substation and a 500 KV line allowing for a 94.5 MW capacity addition, with an investment for US$ 186 million, expected to be operative in mid-2024.

The energy produced by this wind park allows for reduced carbon emissions and will be sold through the MATER to supply large companies in the country in compliance with the Renewable Energy Law.